UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03897)

Exact name of registrant as specified in charter: Putnam U.S. Government Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam U.S. Government Income Trust

9|30|07

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
U.S. Government
Income Trust

9| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	20
Financial statements	21
Federal tax information	51
Shareholder meeting results	52
About the Trustees	53
Officers	57

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a longstanding commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam U.S. Government Income Trust: seeking opportunities
through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBSs).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBSs with the goal of maximizing income. However, investing in MBSs carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust, which currently holds most of its assets in MBSs.

With the exception of Ginnie Mae securities, MBSs are not guaranteed directly by the full faith and credit of the United States. Therefore, they carry a higher degree of risk than investments like Treasury bonds, while offering the potential for higher returns. These non-Ginnie Mae securities are backed by a pool of borrowers and are typically guaranteed by the government-sponsored entities that offer them. By seeking opportunities among MBSs, your fund’s management team seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Mortgage-backed securities have historically delivered solid returns,

with fewer ups and downs than stocks along the way.

Performance and portfolio snapshots

Putnam U.S. Government
Income Trust

Average annual total return (%) comparison as of 9/30/07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Increases in yield-curve volatility and risk
premiums were dramatic in the latter half of
the year. We had anticipated these changes
correctly and positioned the fund to benefit
from them.”

Rob Bloemker, Portfolio Leader, Putnam U.S. Government Income Trust

Allocations shown here are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Report from the fund managers

The year in review

During your fund’s most recent fiscal year, which ended September 30, 2007, the investment environment underwent significant changes. Increases in yield-curve volatility and risk premiums (higher yields that compensate investors for taking risk) were dramatic in the latter half of the year. We had anticipated these changes correctly and positioned the fund to benefit from them. For the period, Putnam U.S. Government Income Trust generated a positive return and outperformed both its benchmark, the Lehman GNMA Index, and its peer group, Lipper GNMA Funds, based on results before sales charges. We attribute these results primarily to having anticipated the macro factors correctly and making appropriate decisions with respect to the direction of interest rates. Security selection played a smaller, but supportive role. In particular, the fund’s exposure to collateralized mortgage obligations (CMOs), which are not present in the fund’s benchmark, was beneficial. Exposure to commercial mortgage-backed securities (CMBSs), which are also not present in the benchmark, detracted somewhat, but not enough to offset the gains from the CMOs.

Market overview

Through June 2007, the credit markets continued to enjoy a largely favorable environment of stable to declining interest rates, narrowing credit spreads, and subdued volatility. However, in July, news that two large hedge funds had become insolvent because of their subprime mortgage exposure provoked a sharp and sudden re-evaluation of credit quality by investors and money managers. This had the effect of stifling liquidity throughout the credit markets Areas that were negatively affected included mortgage-backed securities (MBSs), the LBO (leveraged buyout) market, commercial paper, and the bank-loan market. The freeze-up in liquidity then broadened further as a result of concerns that global economic growth would be damaged by the widening credit crunch. In its attempts to calm the markets, the U.S. Federal Reserve (the Fed) lowered the discount rate, the rate at which banks can borrow from the Fed. Similarly, the European Central Bank sought to reassure investors by providing significant amounts of cash to money markets. Then, in September, the Fed cut the federal funds rate, the interest rate banks charge each other for overnight loans needed to maintain reserve levels, in order to boost credit market liquidity. The stock market reacted positively to the rate cut. Several large banks wrote off large losses to try to put the credit crunch behind them, and by the end of the period a measure of normalcy and increased liquidity was restored to the credit markets

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 9/30/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

Strategy overview

There are six key strategy decisions that we make in managing the fund. The first is called term structure and reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. We also analyze the shape of the yield curve and strive to position your fund’s portfolio to benefit from expected shifts in the curve. Our second strategic decision involves sector allocation. We seek to determine the relative attractiveness of the different fixed-income sectors in which your fund can invest — Treasuries, agencies, and mortgage-backed securities (MBSs) — and then position its portfolio to take advantage of our sector preferences. We also weigh the relative attractiveness of the various programs in the MBS market: Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), and Federal Home Loan Mortgage Corporation certificates (Freddie Macs).

We make three other strategic decisions that are specifi-cally related to MBSs: We seek to determine which maturity is most attractive (e.g., 30-year, 15-year, or adjustable-rate); we assess which coupon level (e.g., 5.5%, 6.5%, 7%, etc.) or which combination of coupons provides the best risk/return tradeoff; and we consider the “seasoning” of mortgages. An older or more seasoned mortgage is typically less likely to be prepaid. Prepayment would interrupt the income stream and may require investors to reinvest principal at current lower rates. Our sixth strategic decision concerns out-of-benchmark exposure; we consider the relative attractiveness of securities that are not in the fund’s primary benchmark but are allowed under the fund’s investment guidelines.

Your fund’s holdings

Our focus for much of the period was on interpreting macro factors and anticipating when they might return to normal, as we believed they would. Consequently, our strategy emphasized term structure decisions more than security selection. Our positioning was defensive. We maintained the portfolio’s short duration. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

potential for appreciation when rates fall. In addition, we took a position in volatility. In other words, we purchased options — contracts that confer the right to buy or sell securities for a given price within a specific time frame —that would increase in value if yield curve volatility increased, which it did dramatically, in June 2007. We also maintained an underweight to mortgages, relative to the benchmark, preferring lower-yielding government securities. The underweight to mortgages was beneficial, as mortgages underperformed. In retrospect, our defensive strategies may have dampened fund performance in the first half of the year, but they boosted returns when macro factors normalized.

The month of June saw an acceleration of global economic growth. A surprisingly upbeat jobs report indicated to us that the U.S. economy was following the global economy into a period of strength. The macro environment changed as we had anticipated. Interest rates rose and risk premiums became more reasonable and attractive. The yield curve resumed a more normal upward slope. We maintained a position in volatility, believing that markets would continue to work out problems related to over-leveraging, or excessive borrowing, of capital. We assumed a neutral stance on duration, and selection decisions drove fund performance between June and the end of the fiscal year.

In the first half of the year we emphasized Ginnie Maes over Fannie Maes. This was effective, as Ginnie Maes benefited when strong demand from foreign central banks pushed yields to record low levels. We believed this was not sustainable, so we later took a short position on Ginnie Maes (we bet that their value would fall) and this strategy worked to the fund’s advantage.

Within the MBS sector, we traded frequently between 30-year and 15-year loans. The effect on returns was negligible. We had been increasing our exposure to higher coupon MBSs throughout the year. The credit crunch, which made it difficult for people to refinance their mortgages, also tended to slow the rate of mortgage prepayments. As a result, higher-coupon bonds outperformed for much of the period. More recently, since the Fed cut the federal funds rate, lower-coupon MBSs have been stronger.

We maintained our preference for older, seasoned mortgages, which often have smaller loan balances. Both the seasoning and the lower loan balances tend to reduce prepayment risk, so these securities are relatively stable. In our view, the most attractive seasoned mortgages are FHA-VA re-performing loans and collateralized mortgage obligations (CMOs). FHA-VA re-performing loans are formerly delinquent mortgage loans that have been pooled together and given credit protection from the Federal Housing Administration (FHA), the Veteran’s Administration (VA), or Fannie Mae. We like the limited credit risk of these securities, and the fact that their prepayment risk is less sensitive to changes in interest rates. These securities typically pay higher yields and offer less risk than typical MBSs. CMOs are derivative securities backed by underlying mortgage loans that have been repackaged in such a way as to offer investors particular maturities with a level of prepayment risk that suits their needs. The portfolio held both seasoned CMOs, which faltered during the latter half of the year, and newer CMOs, which did better. The fund’s small position in AAA-rated commercial mortgage-backed securities (CMBSs) detracted from relative returns.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend increased

Your fund’s dividend increased modestly during the period, from $0.043 to $0.047 per class A share. This change, which was effective in February 2007, is the result of an overall increase in the fund’s distributable income. Similar changes in the fund’s dividend were made for other share classes.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, there is much uncertainty about how much credit tightening banks will impose on the private sector. Mortgage lending standards have become more stringent across the board. It is possible that tightening of credit could extend beyond the mortgage arena to the corporate sector as well. If that occurs, the U.S. economy could be headed for a slowdown, and possibly a recession. We still hold a “long” volatility position because we believe that markets have yet to resolve all of the problems stemming from the over-leveraging of capital in certain sectors of the U.S. market.

In coming months, we believe the fund’s returns will be driven more by security selection than macro factors. We are closely monitoring risk premiums in all bond sectors, and are focused on building positions in securities that we believe the market has undervalued, such as CMBSs and CMOs. Among CMOs, we favor interest-only securities. We are seeking to invest in securities that have exposure to slowing prepayment rates, including FHA-VA re-performing loans and some hybrid adjustable rate mortgages (ARMs). The portfolio continues to have exposure to both Ginnie Maes and Fannie Maes, but we expect to keep the fund’s total allocation to mortgages smaller than usual. As always, we are committed to pursuing opportunities to obtain additional yield without taking undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown.

Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.07%	6.90%	6.20%	6.20%	6.27%	6.27%	6.73%	6.58%	6.81%	7.23%

10 years	61.57	55.47	49.75	49.75	49.86	49.86	57.45	52.30	57.64	65.62
Annual average	4.91	4.51	4.12	4.12	4.13	4.13	4.64	4.30	4.66	5.17

5 years	17.56	13.11	13.20	11.20	13.16	13.16	16.06	12.31	16.11	18.96
Annual average	3.29	2.49	2.51	2.15	2.50	2.50	3.02	2.35	3.03	3.53

3 years	11.54	7.32	9.03	6.05	9.00	9.00	10.63	7.07	10.67	12.33
Annual average	3.71	2.38	2.92	1.98	2.91	2.91	3.42	2.30	3.44	3.95

1 year	5.41	1.44	4.63	–0.37	4.62	3.62	5.12	1.69	5.16	5.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 9/30/97 to 9/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,975 and $14,986, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares ($9,675 after sales charge) would have been valued at $15,230 at public offering price. A $10,000 investment in the fund's class R and class Y shares would have been valued at $15,764 and $16,562, respectively.

Comparative index returns For periods ended 9/30/07

	Lehman	Lipper GNMA Funds
	GNMA Index	category average*

Annual average
(life of fund)	8.55%	7.53%

10 years	74.93	62.97
Annual average	5.75	4.99

5 years	21.79	16.65
Annual average	4.02	3.12

3 years	13.24	10.40
Annual average	4.23	3.35

1 year	5.22	4.52

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 59, 58, 54, 30, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.548		$0.448	$0.449	$0.512		$0.516	$0.584

Capital gains	—		—	—	—		—	—

Total	$0.548		$0.448	$0.449	$0.512		$0.516	$0.584

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$13.03	$13.54	$12.96	$13.01	$13.02	$13.46	$13.02	$13.00

9/30/07	13.17	13.68	13.10	13.15	13.16	13.60	13.16	13.13

Current yield (end of period)
Current dividend rate[1]	4.28%	4.12%	3.48%	3.56%	4.01%	3.88%	4.01%	4.57%

Current 30-day SEC yield[2,3]
(with expense limitation)	N/A	5.05	4.49	4.49	N/A	4.84	5.00	5.50

Current 30-day SEC yield[3]
(without expense limitation)	N/A	5.05	4.48	4.49	N/A	4.83	4.99	5.50

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the periods, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	0.96%	1.71%	1.71%	1.21%	1.21%	0.71%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from April 1, 2007, to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.03	$ 8.83	$ 8.83	$6.30	$ 6.30	$ 3.76

Ending value (after expenses)	$1,027.40	$1,023.50	$1,023.50	$1,025.90	$1,026.00	$1,028.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2007, use the calculation method below. To find the value of your investment on April 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.01	$ 8.80	$ 8.80	$ 6.28	$ 6.28	$ 3.75

Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,018.85	$1,018.85	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Average annualized expense ratio for Lipper peer group†	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares, other than class Y shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam U.S. Government Income Trust	253%*	579%*	782%*	198%*	332%†

Lipper GNMA Funds category average	254%	288%	315%	286%	383%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 9/30/07.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader, and Daniel Choquette and Michael Salm are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/06.

Trustee and Putnam employee fund ownership

As of September 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 237,000	$ 91,000,000

Putnam employees	$1,527,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, and Putnam Limited Duration Government Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam American Government Income Fund and Putnam Limited Duration Government Income Fund.

Michael Salm is also a Portfolio Member of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, and Putnam Limited Duration Government Income Fund.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2007, Portfolio Member Michael Salm joined your fund’s management team. In addition, Portfolio Leader Kevin Cronin left your fund’s management team, although he continues in his executive oversight role at Putnam, and Portfolio Member Rob Bloemker became Portfolio Leader.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield The annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 70th percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

49th	45th	65th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 61, 60, and 56 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper GNMA Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 9%, 46%, and 65%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 5th out of 59, 25th out of 54 and 20th out of 30, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust, including the fund’s portfolio, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 13, 2007

The fund’s portfolio 9/30/07

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS (72.8%)*

	Principal amount	Value

U.S. Government Guaranteed
Mortgage Obligations (64.5%)
Government National
Mortgage Association
Graduated Payment Mortgages
13 3/4s, November 20, 2014	$ 3,500	$4,247
13 1/2s, April 15, 2011	17,221	19,372
13 1/4s, December 20, 2014	15,864	19,068
12 3/4s, with due dates from
December 15, 2013 to
July 20, 2014	32,111	37,837
12 1/4s, with due dates from
February 15, 2014 to
March 15, 2014	45,309	52,726
11 1/4s, with due dates from
September 15, 2015 to
January 15, 2016	132,920	154,323
10s, November 15, 2009	4,527	4,738
9 1/4s, with due dates from
April 15, 2016 to May 15, 2016	25,167	27,801
Government National
Mortgage Association
Pass-Through Certificates
8 1/2s, December 15, 2019	10,943	11,917
8s, with due dates from
January 15, 2008 to
November 15, 2009	675,460	687,378
7 1/2s, October 20, 2030	224,805	234,816
7s, with due dates from
December 15, 2007 to
August 15, 2012	946,975	964,814
6 1/2s, with due dates from
October 15, 2023 to
August 20, 2037	537,646,484	549,900,711
6 1/2s, TBA, October 1, 2037	143,300,000	146,389,906
6s, with due dates from
November 15, 2023 to
October 15, 2033	1,169,848	1,192,944
5 1/2s, with due dates from
March 15, 2033 to
October 15, 2035	10,765,604	10,634,540
		710,337,138

U.S. Government Agency
Mortgage Obligations (8.3%)
Federal Home Loan
Mortgage Corporation
Pass-Through Certificates
6s, with due dates from
June 1, 2021 to October 1, 2021	958,197	970,811
5 1/2s, with due dates from
June 1, 2014 to May 1, 2020	484,387	484,747
5s, with due dates from
May 1, 2034 to June 1, 2037	614,791	588,318

U.S. GOVERNMENT AND AGENCY

MORTGAGE OBLIGATIONS (72.8%)* continued

	Principal amount	Value

U.S. Government Agency
Mortgage Obligations continued
Federal National
Mortgage Association
Pass-Through Certificates
7s, with due dates from
September 1, 2028 to
March 1, 2029	$167,708	$175,917
6 1/2s, with due dates from
March 1, 2024 to
September 1, 2032	148,178	152,335
6 1/2s, March 1, 2016	31,030	31,897
6 1/2s, TBA, October 1, 2037	50,400,000	51,313,500
6s, with due dates from
September 1, 2036 to
September 1, 2037	5,506,453	5,516,560
6s, June 1, 2021	450,374	456,531
5 1/2s, with due dates from
March 1, 2037 to August 1, 2037	4,210,593	4,127,860
5 1/2s, with due dates from
January 1, 2012 to March 1, 2021	810,300	810,425
5s, TBA, October 1, 2037	25,800,000	24,622,875
4 1/2s, with due dates from
September 1, 2020 to
September 1, 2035	2,424,899	2,287,990
4 1/2s, with due dates from
February 1, 2020 to July 1, 2020	242,100	234,259
		91,774,025

Total U.S. government and agency
mortgage obligations (cost $800,691,597)		$802,111,163

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)*

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$1,830,000	$1,828,020
Ser. 06-5, Class A4, 5.414s, 2047	2,228,000	2,196,110
FRB Ser. 05-1, Class A5,
4.967s, 2042	583,000	574,863
Ser. 04-4, Class A6, 4.877s, 2042	36,000	35,207
Banc of America Mortgage
Securities IFB Ser. 06-2,
Class A4, IO (Interest only),
0.269s, 2046	1,722,841	21,454
Commercial Mortgage
Pass-Through Certificates
Ser. 06-C7, Class A4, 5.962s, 2046	19,036,000	19,559,490
FRB Ser. 04-LB3A, Class A5,
5.283s, 2037	20,000	20,006
Countrywide Alternative Loan Trust
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	12,208,299	80,117
IFB Ser. 07-23CB, Class A4, IO,
1.369s, 2037	19,734,679	886,519

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.811s, 2039	$ 161,000	$163,630
CS First Boston Mortgage
Securities Corp.
FRB Ser. 04-C3, Class A5,
5.113s, 2036	213,000	209,290
FRB Ser. 05-C5, Class A4,
5.1s, 2038	65,000	63,329
Ser. 04-C3, Class A3, 4.302s, 2036	454,000	446,121
Fannie Mae
IFB Ser. 07-75, Class JS,
11.31s, 2037	1,463,732	1,754,423
IFB Ser. 06-70, Class SM,
11.209s, 2036	282,140	327,316
IFB Ser. 07-75, Class CS,
9.581s, 2037	933,938	1,116,580
IFB Ser. 06-62, Class PS,
9.113s, 2036	1,915,132	2,213,653
IFB Ser. 07-60, Class SB,
8.813s, 2037	382,074	417,235
IFB Ser. 06-76, Class QB,
8.813s, 2036	2,125,646	2,448,205
IFB Ser. 06-79, Class PS,
8.813s, 2036	422,689	498,461
IFB Ser. 06-63, Class SP,
8.513s, 2036	2,314,215	2,628,769
IFB Ser. 06-49, Class SE,
8.475s, 2036	508,905	559,149
IFB Ser. 07-W7, Class 1A4,
8.393s, 2037	1,022,697	1,092,712
IFB Ser. 06-60, Class AK,
8.275s, 2036	601,559	656,654
IFB Ser. 06-60, Class TK,
8.075s, 2036	612,955	662,795
IFB Ser. 06-104, Class GS,
8.024s, 2036	788,586	871,551
IFB Ser. 07-1, Class NK,
7.528s, 2037	1,920,029	2,128,599
Ser. 02-26, Class A2, 7 1/2s, 2048	381,147	400,634
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,208,029	2,340,954
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	658,943	698,603
Ser. 02-14, Class A2, 7 1/2s, 2042	464,894	479,935
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,859,342	2,999,929
Ser. 02-T4, Class A3, 7 1/2s, 2041	199,098	209,960
Ser. 01-T12, Class A2, 7 1/2s, 2041	285,889	301,263
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,161,988	1,215,929
Ser. 01-T1, Class A1, 7 1/2s, 2040	3,449,152	3,616,222
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,396,008	1,481,289
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	1,819,458	1,910,639
Ser. 02-T1, Class A3, 7 1/2s, 2031	3,203,124	3,368,850
Ser. 00-T6, Class A1, 7 1/2s, 2030	827,716	868,207
Ser. 01-T5, Class A3, 7 1/2s, 2030	32,479	34,025
Ser. 01-T4, Class A1, 7 1/2s, 2028	3,232,556	3,440,207
IFB Ser. 07-81, Class SC,
7.013s, 2037	803,542	840,359
Ser. 02-26, Class A1, 7s, 2048	2,240,886	2,331,694

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-W12, Class 1A3, 7s, 2044	$1,366,825	$1,430,738
Ser. 04-T3, Class 1A3, 7s, 2044	995,880	1,041,486
Ser. 04-T2, Class 1A3, 7s, 2043	874,943	915,180
Ser. 03-W8, Class 2A, 7s, 2042	8,434,187	8,795,132
Ser. 03-W3, Class 1A2, 7s, 2042	842,203	877,259
Ser. 02-T16, Class A2, 7s, 2042	5,869,298	6,112,176
Ser. 02-T19, Class A2, 7s, 2042	3,664,751	3,819,163
Ser. 01-T10, Class A1, 7s, 2041	1,615,273	1,674,867
Ser. 02-T4, Class A2, 7s, 2041	3,667,349	3,803,279
Ser. 04-W1, Class 2A2, 7s, 2033	5,186,914	5,429,167
IFB Ser. 07-30, Class FS,
6.062s, 2037	1,879,881	1,913,216
IFB Ser. 06-115, Class ES,
6.035s, 2036	773,093	821,280
Ser. 07-103, Class HB, 6s, 2037 ##	18,659,000	18,659,000
IFB Ser. 05-74, Class CP,
5.935s, 2035	2,266,928	2,366,488
IFB Ser. 05-74, Class CS,
5.909s, 2035	2,584,221	2,643,069
IFB Ser. 06-27, Class SP,
5.752s, 2036	1,614,000	1,688,237
IFB Ser. 06-8, Class HP,
5.752s, 2036	1,810,810	1,873,007
IFB Ser. 06-8, Class WK,
5.752s, 2036	2,859,740	2,937,352
IFB Ser. 05-106, Class US,
5.752s, 2035	2,743,787	2,860,086
IFB Ser. 05-99, Class SA,
5.752s, 2035	1,347,190	1,381,086
IFB Ser. 05-115, Class NQ,
5.695s, 2036	628,833	629,978
IFB Ser. 05-74, Class DM,
5.569s, 2035	2,621,190	2,685,754
IFB Ser. 05-114, Class SP,
5.469s, 2036	772,933	759,603
FRB Ser. 07-95, Class A1,
5.381s, 2036	14,128,053	14,123,814
FRB Ser. 07-95, Class A2,
5.381s, 2036	33,016,000	32,758,475
FRB Ser. 07-95, Class A3,
5.381s, 2036	9,149,000	8,762,912
FRB Ser. 07-101, Class A2,
5.381s, 2036	16,542,000	16,436,131
IFB Ser. 06-60, Class CS,
5.275s, 2036	1,042,203	1,002,728
IFB Ser. 05-95, Class CP,
4.648s, 2035	205,511	206,691
IFB Ser. 05-106, Class JC,
4.213s, 2035	1,506,111	1,400,860
IFB Ser. 05-83, Class QP,
4.053s, 2034	918,158	867,196
IFB Ser. 05-72, Class SB,
4.047s, 2035	856,807	824,107
IFB Ser. 05-57, Class MN,
3.79s, 2035	1,827,632	1,798,523
IFB Ser. 07-W6, Class 6A2, IO,
2.669s, 2037	1,341,443	107,051

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-90, Class SE, IO,
2.669s, 2036	$ 1,265,632	$139,719
IFB Ser. 03-66, Class SA, IO,
2.519s, 2033	2,238,336	190,708
Ser. 03-W12, Class 2, IO,
2.231s, 2043	29,027,715	1,728,075
IFB Ser. 07-W6, Class 5A2, IO,
2.159s, 2037	1,774,673	133,483
IFB Ser. 07-W4, Class 4A2, IO,
2.149s, 2037	9,111,225	646,010
IFB Ser. 07-W2, Class 3A2, IO,
2.149s, 2037	2,667,503	189,573
IFB Ser. 05-113, Class AI, IO,
2.099s, 2036	410,776	35,938
IFB Ser. 05-113, Class DI, IO,
2.099s, 2036	526,744	39,457
IFB Ser. 06-60, Class SI, IO,
2.019s, 2036	2,555,582	219,429
IFB Ser. 06-60, Class DI, IO,
1.939s, 2035	1,203,419	82,345
IFB Ser. 05-65, Class KI, IO,
1.869s, 2035	848,288	55,498
IFB Ser. 07-54, Class CI, IO,
1.629s, 2037	1,449,243	108,173
IFB Ser. 07-39, Class PI, IO,
1.629s, 2037	1,651,701	110,732
IFB Ser. 07-30, Class WI, IO,
1.629s, 2037	9,980,957	634,240
IFB Ser. 07-W4, Class 3A2, IO,
1.619s, 2037	8,947,841	529,743
IFB Ser. 07-28, Class SE, IO,
1.619s, 2037	1,804,425	126,566
IFB Ser. 07-W2, Class 2A2, IO,
1.619s, 2037	3,653,104	229,285
IFB Ser. 06-128, Class SH, IO,
1.619s, 2037	2,133,309	125,543
IFB Ser. 06-56, Class SM, IO,
1.619s, 2036	2,514,444	166,342
IFB Ser. 06-12, Class SD, IO,
1.619s, 2035	8,600,084	639,339
IFB Ser. 05-90, Class SP, IO,
1.619s, 2035	4,227,074	267,739
IFB Ser. 07-W5, Class 2A2, IO,
1.609s, 2037	916,079	36,643
IFB Ser. 07-30, Class IE, IO,
1.609s, 2037	4,744,628	398,144
IFB Ser. 06-123, Class CI, IO,
1.609s, 2037	4,122,940	298,022
IFB Ser. 06-123, Class UI, IO,
1.609s, 2037	1,734,213	121,259
IFB Ser. 05-82, Class SY, IO,
1.599s, 2035	10,408,081	625,403
IFB Ser. 07-15, Class BI, IO,
1.569s, 2037	2,924,656	201,544
IFB Ser. 06-23, Class SC, IO,
1.569s, 2036	2,379,234	165,094
IFB Ser. 06-16, Class SM, IO,
1.569s, 2036	1,320,006	91,120

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-95, Class CI, IO,
1.569s, 2035	$ 2,882,359	$209,813
IFB Ser. 05-84, Class SG, IO,
1.569s, 2035	4,830,855	356,879
IFB Ser. 05-104, Class NI, IO,
1.569s, 2035	3,355,170	235,674
IFB Ser. 05-104, Class SI, IO,
1.569s, 2033	2,747,644	174,426
IFB Ser. 05-83, Class QI, IO,
1.559s, 2035	772,692	61,969
IFB Ser. 06-128, Class GS, IO,
1.549s, 2037	1,659,529	120,790
IFB Ser. 05-83, Class SL, IO,
1.539s, 2035	8,446,570	532,527
IFB Ser. 07-63, Class SB, IO,
1.519s, 2037	3,790,787	221,854
IFB Ser. 06-114, Class IS, IO,
1.519s, 2036	2,074,395	127,021
IFB Ser. 06-115, Class IE, IO,
1.509s, 2036	1,513,189	107,496
IFB Ser. 06-117, Class SA, IO,
1.509s, 2036	2,298,546	145,356
IFB Ser. 06-121, Class SD, IO,
1.509s, 2036	1,886,173	131,989
IFB Ser. 06-109, Class SG, IO,
1.499s, 2036	1,461,492	94,594
IFB Ser. 06-109, Class SH, IO,
1.489s, 2036	2,011,185	155,062
IFB Ser. 07-W6, Class 4A2, IO,
1.469s, 2037	6,896,197	411,340
IFB Ser. 06-128, Class SC, IO,
1.469s, 2037	4,214,159	255,146
IFB Ser. 06-44, Class IS, IO,
1.469s, 2036	3,873,292	235,105
IFB Ser. 06-45, Class SM, IO,
1.469s, 2036	3,624,275	204,852
IFB Ser. 06-8, Class JH, IO,
1.469s, 2036	7,177,082	515,250
IFB Ser. 05-122, Class SG, IO,
1.469s, 2035	1,328,150	90,609
IFB Ser. 05-95, Class OI, IO,
1.459s, 2035	430,928	35,557
IFB Ser. 06-92, Class JI, IO,
1.449s, 2036	983,313	63,673
IFB Ser. 06-92, Class LI, IO,
1.449s, 2036	2,241,870	134,064
IFB Ser. 06-96, Class ES, IO,
1.449s, 2036	1,221,622	77,415
IFB Ser. 06-85, Class TS, IO,
1.429s, 2036	4,099,109	245,047
IFB Ser. 06-61, Class SE, IO,
1.419s, 2036	4,581,625	265,693
IFB Ser. 07-76, Class SA, IO,
1.409s, 2037	826,392	43,565
IFB Ser. 07-W7, Class 2A2, IO,
1.399s, 2037	5,984,570	347,579
IFB Ser. 03-124, Class ST, IO,
1.369s, 2034	1,524,661	79,876

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-70, Class WI, IO,
1.319s, 2036	$1,402,775	$ 60,056
IFB Ser. 07-30, Class JS, IO,
1.309s, 2037	4,063,372	247,286
IFB Ser. 07-30, Class LI, IO,
1.309s, 2037	3,058,083	194,808
IFB Ser. 07-W2, Class 1A2, IO,
1.299s, 2037	9,821,248	553,592
IFB Ser. 07-W4, Class 2A2, IO,
1.289s, 2037	10,270,260	537,008
IFB Ser. 07-54, Class IA, IO,
1.279s, 2037	2,205,783	138,317
IFB Ser. 07-54, Class IB, IO,
1.279s, 2037	2,205,783	138,317
IFB Ser. 07-54, Class IC, IO,
1.279s, 2037	2,205,783	138,317
IFB Ser. 07-54, Class ID, IO,
1.279s, 2037	2,205,783	138,317
IFB Ser. 07-54, Class IE, IO,
1.279s, 2037	2,205,783	138,317
IFB Ser. 07-54, Class IF, IO,
1.279s, 2037	3,281,586	205,777
IFB Ser. 07-54, Class UI, IO,
1.279s, 2037	2,255,492	151,449
IFB Ser. 07-15, Class CI, IO,
1.249s, 2037	7,585,429	464,628
IFB Ser. 06-123, Class BI, IO,
1.249s, 2037	10,026,031	595,680
IFB Ser. 06-115, Class JI, IO,
1.249s, 2036	5,537,496	338,985
IFB Ser. 06-123, Class LI, IO,
1.189s, 2037	3,707,879	213,232
IFB Ser. 07-39, Class AI, IO,
0.989s, 2037	3,891,079	202,517
IFB Ser. 07-32, Class SD, IO,
0.979s, 2037	2,596,038	130,172
IFB Ser. 07-30, Class UI, IO,
0.969s, 2037	2,166,995	114,906
IFB Ser. 07-32, Class SC, IO,
0.969s, 2037	3,444,504	170,356
IFB Ser. 07-1, Class CI, IO,
0.969s, 2037	2,549,548	130,634
IFB Ser. 05-74, Class SE, IO,
0.969s, 2035	1,283,439	55,740
IFB Ser. 05-82, Class SI, IO,
0.969s, 2035	9,953,609	398,765
IFB Ser. 07-W4, Class 1A2, IO,
0.959s, 2037	29,691,644	1,322,629
IFB Ser. 07-W5, Class 1A2, IO,
0.949s, 2037	4,718,073	141,542
IFB Ser. 05-74, Class NI, IO,
0.949s, 2035	12,669,650	673,439
IFB Ser. 07-4, Class PS, IO,
0.924s, 2037	8,755,248	404,930
IFB Ser. 07-75, Class ID, IO,
0.739s, 2037	1,781,621	85,879
Ser. 06-84, Class OP, PO
(Principal only), zero %, 2036	41,614	40,872

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Fannie Mae
Ser. 372, Class 1, PO, zero %, 2036	$3,571,963	$ 2,678,817
Ser. 06-56, Class XF, zero %, 2036	159,785	166,377
Ser. 04-38, Class AO, PO,
zero %, 2034	1,341,856	949,363
Ser. 04-61, Class CO, PO,
zero %, 2031	3,313,130	2,667,046
Ser. 07-31, Class TS, IO,
zero %, 2009	6,203,602	56,440
Ser. 07-15, Class IM, IO,
zero %, 2009	2,421,709	26,887
Ser. 07-16, Class TS, IO,
zero %, 2009	9,975,762	95,756
FRB Ser. 06-115, Class SN,
zero %, 2036	1,099,248	1,185,643
FRB Ser. 05-79, Class FE,
zero %, 2035	560,028	592,441
FRB Ser. 05-45, Class FG,
zero %, 2035	650,161	623,183
FRB Ser. 05-81, Class DF,
zero %, 2033	209,472	222,368
FRB Ser. 06-1, Class HF,
zero %, 2032	364,151	358,531
IFB Ser. 06-75, Class FY,
zero %, 2036	503,604	521,230
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	7,304,467	7,715,614
Ser. T-42, Class A5, 7 1/2s, 2042	82,654	86,853
Ser. T-60, Class 1A2, 7s, 2044	3,720,704	3,891,688
Ser. T-59, Class 1A2, 7s, 2043	3,410,202	3,553,208
Ser. T-55, Class 1A2, 7s, 2043	2,059,900	2,139,555
Freddie Mac
FRB Ser. 3030, Class CF,
zero %, 2035	738,001	703,081
IFB Ser. 3339, Class JS,
5.444s, 2037	825,688	934,293
IFB Ser. 3339, Class WS,
5.092s, 2037	902,237	1,070,756
IFB Ser. 3202, Class PS,
4.725s, 2036	1,538,451	1,724,334
IFB Ser. 3153, Class SX,
4.488s, 2036	3,309,862	3,610,430
IFB Ser. 3349, Class SA,
4.485s, 2037	983,107	1,076,246
IFB Ser. 3331, Class SE,
4.485s, 2037	247,885	266,937
IFB Ser. 3149, Class SU,
3.843s, 2036	702,713	677,850
IFB Ser. 3114, Class GK,
3.39s, 2036	704,432	720,132
IFB Ser. 3081, Class DC,
3.274s, 2035	1,078,456	1,106,730
IFB Ser. 2979, Class AS,
3.181s, 2034	485,439	487,992
IFB Ser. 3153, Class UT,
2.924s, 2036	1,954,865	1,905,949
IFB Ser. 3065, Class DC,
2.603s, 2035	1,710,437	1,618,530

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3031, Class BS,
2.344s, 2035	$ 2,312,747	$2,167,785
IFB Ser. 3012, Class UP,
2.003s, 2035	107,118	106,378
IFB Ser. 3184, Class SP, IO,
1.598s, 2033	2,294,008	169,986
IFB Ser. 3203, Class SH, IO,
1.388s, 2036	1,302,758	116,363
IFB Ser. 2755, Class SG, IO,
1.348s, 2031	2,678,487	158,834
IFB Ser. 2594, Class SE, IO,
1.298s, 2030	2,888,637	161,330
IFB Ser. 2828, Class TI, IO,
1.298s, 2030	1,542,380	106,068
IFB Ser. 3360, Class SC,
1.285s, 2037	989,556	928,946
IFB Ser. 3012, Class GP,
1.128s, 2035	1,175,042	1,147,834
IFB Ser. 3297, Class BI, IO,
1.008s, 2037	6,359,620	467,651
IFB Ser. 3284, Class IV, IO,
0.998s, 2037	1,665,539	130,240
IFB Ser. 3287, Class SD, IO,
0.998s, 2037	2,632,672	171,619
IFB Ser. 3281, Class BI, IO,
0.998s, 2037	1,242,956	86,566
IFB Ser. 3028, Class ES, IO,
0.998s, 2035	8,022,179	581,942
IFB Ser. 3042, Class SP, IO,
0.998s, 2035	1,788,714	121,931
IFB Ser. 3045, Class DI, IO,
0.978s, 2035	558,885	34,234
IFB Ser. 3136, Class NS, IO,
0.948s, 2036	5,237,192	329,672
IFB Ser. 3054, Class CS, IO,
0.948s, 2035	1,676,501	87,160
IFB Ser. 3107, Class DC, IO,
0.948s, 2035	4,119,023	308,263
IFB Ser. 3066, Class SI, IO,
0.948s, 2035	11,052,810	801,774
IFB Ser. 2950, Class SM, IO,
0.948s, 2016	962,596	58,803
IFB Ser. 3256, Class S, IO,
0.938s, 2036	2,543,199	185,400
IFB Ser. 3031, Class BI, IO,
0.937s, 2035	1,545,632	122,477
IFB Ser. 3244, Class SB, IO,
0.908s, 2036	1,781,846	119,173
IFB Ser. 3244, Class SG, IO,
0.908s, 2036	2,051,950	141,020
IFB Ser. 3326, Class GS, IO,
0.898s, 2037	8,714,240	503,365
IFB Ser. 3236, Class IS, IO,
0.898s, 2036	3,333,809	215,087
IFB Ser. 3147, Class SH, IO,
0.898s, 2036	6,188,572	439,882
IFB Ser. 3114, Class TS, IO,
0.898s, 2030	10,522,773	589,042

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3128, Class JI, IO,
0.878s, 2036	$ 5,703,848	$ 398,406
IFB Ser. 3240, Class S, IO,
0.868s, 2036	6,415,147	429,239
IFB Ser. 3153, Class JI, IO,
0.868s, 2036	2,890,736	168,970
IFB Ser. 3065, Class DI, IO,
0.868s, 2035	1,200,201	94,572
IFB Ser. 3145, Class GI, IO,
0.848s, 2036	4,653,229	341,879
IFB Ser. 3114, Class GI, IO,
0.848s, 2036	1,682,308	133,858
IFB Ser. 3218, Class AS, IO,
0.828s, 2036	2,181,883	132,068
IFB Ser. 3221, Class SI, IO,
0.828s, 2036	2,715,911	169,220
IFB Ser. 3202, Class PI, IO,
0.788s, 2036	7,356,420	460,946
IFB Ser. 3201, Class SG, IO,
0.748s, 2036	3,421,609	212,207
IFB Ser. 3203, Class SE, IO,
0.748s, 2036	3,046,485	186,209
IFB Ser. 3152, Class SY, IO,
0.728s, 2036	3,293,104	225,616
IFB Ser. 3284, Class BI, IO,
0.698s, 2037	2,019,793	117,989
IFB Ser. 3199, Class S, IO,
0.698s, 2036	1,563,857	93,312
IFB Ser. 3284, Class LI, IO,
0.688s, 2037	4,302,285	267,888
IFB Ser. 3281, Class AI, IO,
0.678s, 2037	7,645,254	477,216
IFB Ser. 3012, Class UI, IO,
0.668s, 2035	2,835,564	166,009
IFB Ser. 3311, Class IA, IO,
0.658s, 2037	3,109,382	200,847
IFB Ser. 3311, Class IB, IO,
0.658s, 2037	3,109,382	200,847
IFB Ser. 3311, Class IC, IO,
0.658s, 2037	3,109,382	200,847
IFB Ser. 3311, Class ID, IO,
0.658s, 2037	3,109,382	200,847
IFB Ser. 3311, Class IE, IO,
0.658s, 2037	4,394,710	283,872
IFB Ser. 3274, Class JS, IO,
0.658s, 2037	5,282,326	292,217
IFB Ser. 3240, Class GS, IO,
0.628s, 2036	3,891,618	235,229
IFB Ser. 3339, Class TI, IO,
0.388s, 2037	2,811,461	153,088
IFB Ser. 3288, Class SJ, IO,
0.378s, 2037	3,417,608	158,047
IFB Ser. 3284, Class CI, IO,
0.368s, 2037	5,811,047	304,061
IFB Ser. 3291, Class SA, IO,
0.358s, 2037	1,756,500	77,291

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3016, Class SQ, IO,
0.358s, 2035	$3,280,876	$126,786
IFB Ser. 3284, Class WI, IO,
0.348s, 2037	9,646,669	489,240
IFB Ser. 3286, Class SA, IO,
0.348s, 2037	3,892,929	165,449
IFB Ser. 3012, Class IG, IO,
0.328s, 2035	10,454,193	534,683
IFB Ser. 3235, Class SA, IO,
0.198s, 2036	1,587,757	64,371
Ser. 3300, PO, zero %, 2037	1,693,078	1,295,204
Ser. 242, PO, zero %, 2036	14,706,802	11,076,649
FRB Ser. 3349, Class DO,
zero %, 2037	419,538	407,382
FRB Ser. 3327, Class YF,
zero %, 2037	806,765	831,773
FRB Ser. 3326, Class XF,
zero %, 2037	1,198,906	1,183,537
FRB Ser. 3326, Class YF,
zero %, 2037	3,341,600	3,722,526
FRB Ser. 3263, Class TA,
zero %,2037	277,167	328,536
FRB Ser. 3239, Class BF,
zero %,2036	1,105,129	1,250,868
FRB Ser. 3231, Class XB,
zero %, 2036	719,717	733,683
FRB Ser. 3174, Class SF,
zero %, 2036	505,734	539,074
FRB Ser. 3149, Class XF,
zero %, 2036	439,152	457,660
FRB Ser. 3231, Class X,
zero %, 2036	540,470	579,654
FRB Ser. 3122, Class GF,
zero %, 2036	719,692	735,147
FRB Ser. 3117, Class AF,
zero %, 2036	176,504	203,678
FRB Ser. 3326, Class WF,
zero %, 2035	2,625,206	2,575,688
FRB Ser. 3036, Class AS,
zero %, 2035	155,043	161,062
Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
8.445s, 2037	1,474,455	1,988,853
Ser. 07-26, Class IN, IO, 8s, 2037	2,266,000	548,831
IFB Ser. 07-44, Class SP,
7.741s, 2036	758,973	876,863
Ser. 07-26, Class IM, IO,
7 1/2s, 2037	1,649,408	386,991
IFB Ser. 06-34, Class SA,
6.563s, 2036	5,445,456	5,992,283
IFB Ser. 07-51, Class SP,
6.503s, 2037	698,672	754,107
Ser. 07-58, Class PS, IO, 6s,
2037 ##	2,192,000	152,988

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Government National
Mortgage Association
Ser. 07-58, Class SA, IO,
6s, 2037 ##	$4,264,000	$ 216,573
Ser. 07-59, Class PS, IO,
6s, 2037 ##	1,464,000	92,873
Ser. 07-59, Class SD, IO, 6s,
2037 ##	30,600,000	1,510,875
Ser. 07-59, Class SP, IO, 6s,
2037 ##	15,228,914	970,843
Ser. 07-57, Class QA, 6s, 2037 ##	4,621,000	232,494
IFB Ser. 07-38, Class AS,
5.66s, 2037	1,963,045	2,314,064
IFB Ser. 05-84, Class SB,
3.259s, 2035	4,309,150	4,044,533
IFB Ser. 05-68, Class DP,
2.572s, 2035	6,367,854	6,089,742
IFB Ser. 05-7, Class NP,
2.064s, 2033	600,248	576,266
IFB Ser. 06-62, Class SI, IO,
1.884s, 2036	2,654,884	202,744
IFB Ser. 07-1, Class SL, IO,
1.864s, 2037	1,261,698	99,630
IFB Ser. 07-1, Class SM, IO,
1.854s, 2037	1,261,698	99,233
IFB Ser. 05-84, Class SL,
1.658s, 2035	4,440,791	4,148,194
IFB Ser. 05-66, Class SP,
1.658s, 2035	2,033,541	1,894,425
IFB Ser. 07-53, Class ES, IO,
1.4s, 2037	2,134,000	94,530
IFB Ser. 07-26, Class SG, IO,
1.354s, 2037	3,388,277	241,317
IFB Ser. 07-9, Class BI, IO,
1.324s, 2037	8,320,164	519,200
IFB Ser. 07-25, Class SA, IO,
1.304s, 2037	2,913,356	169,429
IFB Ser. 07-25, Class SB, IO,
1.304s, 2037	5,756,056	334,749
IFB Ser. 07-26, Class LS, IO,
1.304s, 2037	7,044,406	490,769
IFB Ser. 07-26, Class SA, IO,
1.304s, 2037	8,225,347	498,053
IFB Ser. 07-22, Class S, IO,
1.304s, 2037	1,815,014	139,058
IFB Ser. 07-11, Class SA, IO,
1.304s, 2037	1,802,562	124,432
IFB Ser. 06-69, Class SA, IO,
1.304s, 2036	2,018,773	123,012
IFB Ser. 07-51, Class SJ, IO,
1.254s, 2037	1,885,996	149,241
IFB Ser. 06-38, Class SG, IO,
1.154s, 2033	8,261,764	393,747
IFB Ser. 07-51, Class SG, IO,
1.084s, 2037	4,893,692	266,331
IFB Ser. 07-26, Class SD, IO,
1.048s, 2037	4,082,587	279,272
IFB Ser. 07-26, Class SL, IO,
1.048s, 2037	29,515,696	1,771,473

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-26, Class SM, IO,
1.048s, 2037	$23,926,615	$ 1,525,465
IFB Ser. 07-26, Class SN, IO,
1.048s, 2037	17,848,389	1,164,027
IFB Ser. 07-9, Class DI, IO,
1.014s, 2037	4,215,256	226,481
IFB Ser. 06-28, Class GI, IO,
1.004s, 2035	2,697,881	145,515
IFB Ser. 07-48, Class SB, IO,
0.898s, 2037	3,345,972	184,568
IFB Ser. 05-65, Class SI, IO,
0.854s, 2035	13,881,894	733,972
IFB Ser. 06-7, Class SB, IO,
0.824s, 2036	12,494,385	599,629
IFB Ser. 05-82, Class KS, IO,
0.804s, 2035	7,743,624	397,771
IFB Ser. 05-68, Class KI, IO,
0.804s, 2035	79,129,694	5,049,454
IFB Ser. 07-53, Class SG, IO,
0.797s, 2037	1,401,000	74,661
IFB Ser. 06-14, Class S, IO,
0.754s, 2036	2,654,602	127,488
IFB Ser. 06-20, Class S, IO,
0.754s, 2036	12,857,641	645,745
IFB Ser. 07-9, Class AI, IO,
0.748s, 2037	3,188,021	192,008
IFB Ser. 06-11, Class ST, IO,
0.744s, 2036	1,586,063	75,144
IFB Ser. 07-36, Class SY, IO,
0.718s, 2037	2,340,817	131,617
IFB Ser. 07-27, Class SD, IO,
0.704s, 2037	2,024,473	88,668
IFB Ser. 07-19, Class SJ, IO,
0.704s, 2037	3,519,148	156,345
IFB Ser. 07-23, Class ST, IO,
0.704s, 2037	3,983,511	161,769
IFB Ser. 07-8, Class SA, IO,
0.704s, 2037	4,418,774	220,939
IFB Ser. 07-9, Class CI, IO,
0.704s, 2037	5,486,887	239,770
IFB Ser. 07-7, Class EI, IO,
0.704s, 2037	2,093,067	92,064
IFB Ser. 07-1, Class S, IO,
0.704s, 2037	4,527,442	202,922
IFB Ser. 07-3, Class SA, IO,
0.704s, 2037	4,314,984	191,911
IFB Ser. 07-53, Class SC, IO,
0.703s, 2037	2,571,000	109,244
IFB Ser. 07-53, Class SE, IO,
0.697s, 2037	44,900,000	2,266,911
IFB Ser. 07-21, Class S, IO,
0.448s, 2037	4,305,416	211,480
IFB Ser. 07-43, Class SC, IO,
0.348s, 2037	2,589,804	116,837
FRB Ser. 07-49, Class UF,
zero %, 2037	299,489	294,622
FRB Ser. 07-35, Class UF,
zero %, 2037	342,774	368,274

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Greenwich Capital Commercial
Funding Corp.
Ser. 07-GG9, Class A4,
5.444s, 2039	$1,163,000	$1,148,285
FRB Ser. 05-GG5, Class A5,
5.224s, 2037	65,000	63,892
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	134,000	135,581
Ser. 06-GG8, Class A4,
5.56s, 2039	2,277,000	2,275,770
Ser. 04-GG2, Class A6,
5.396s, 2038	38,000	37,956
Ser. 05-GG4, Class A4,
4.761s, 2039	456,000	432,397
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1,
4.838s, 2035	4,537,056	4,476,975
IFB Ser. 06-4F, Class 4A2, IO,
2.019s, 2036	1,842,534	93,372
IFB Ser. 06-7F, Class 5A2, IO,
1.969s, 2036	2,084,674	93,614
JPMorgan Chase Commercial
Mortgage Securities Corp.
FRB Ser. 07-CB19, Class AM,
5.937s, 2049	92,000	91,281
FRB Ser. 07-LD12, Class AM,
6.063s, 2051	526,000	532,985
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	822,000	833,820
FRB Ser. 07-LD11, Class AM,
5.819s, 2049	150,000	149,391
Ser. 06-CB14, Class AM,
5.629s, 2044	4,245,000	4,178,099
Ser. 06-CB16, Class A4,
5.552s, 2045	2,462,000	2,445,455
FRB Ser. 04-PNC1, Class A4,
5.372s, 2041	173,000	173,256
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	153,000	147,621
Ser. 07-LDPX, Class A3,
5.42s, 2049	6,988,000	6,843,907
Ser. 05-CB12, Class A4,
4.895s, 2037	459,000	441,985
Ser. 04-C3, Class A5, 4.878s, 2042	437,000	422,103
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	154,000	159,889
Ser. 07-C6, Class AM, 6.114s, 2017	269,000	273,708
Ser. 07-C6, Class A2, 5.845s, 2012	256,000	261,990
FRB Ser. 04-C4, Class A4,
5.295s, 2029	61,000	61,460
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3,
9.293s, 2036	1,452,309	1,590,682
IFB Ser. 07-5, Class 8A2, IO,
2.589s, 2036	2,646,884	165,166
IFB Ser. 06-9, Class 3A2, IO,
2.099s, 2037	1,054,158	72,554
IFB Ser. 07-4, Class 3A2, IO,
2.069s, 2037	2,142,504	128,215

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
2.019s, 2036	$5,359,089	$291,993
Ser. 07-1, Class 3A2, IO,
1.745s, 2037	2,031,649	152,480
IFB Ser. 07-4, Class 2A2, IO,
1.539s, 2037	8,400,938	484,992
IFB Ser. 06-9, Class 2A2, IO,
1.489s, 2037	3,030,619	185,587
IFB Ser. 06-6, Class 5A2, IO,
1.369s, 2036	2,858,608	82,883
IFB Ser. 06-6, Class 1A2, IO,
1.369s, 2036	2,983,295	133,017
IFB Ser. 06-6, Class 1A3, IO,
1.369s, 2036	4,117,234	209,410
IFB Ser. 07-5, Class 10A2, IO,
1.209s, 2037	4,178,301	166,153
Ser. 06-9, Class 2A3, IO,
1.115s, 2036	4,214,224	258,232
IFB Ser. 06-5, Class 1A3, IO,
0.269s, 2036	1,426,981	12,512
IFB Ser. 06-9, Class 1A6, IO,
0.019s, 2037	1,787,610	14,167
IFB Ser. 06-8, Class 2A2, IO,
1.449s, 2036	18,210,760	825,111
IFB Ser. 06-7, Class 2A4, IO,
1.419s, 2036	6,504,161	288,411
IFB Ser. 06-7, Class 2A5, IO,
1.419s, 2036	5,897,446	334,844
IFB Ser. 06-4, Class 1A3, IO,
0.269s, 2036	3,049,770	40,551
IFB Ser. 06-7, Class 1A3, IO,
0.219s, 2036	2,748,531	28,135
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class AM,
6.022s, 2050	51,000	51,294
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	446,000	427,530
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043	434,000	414,796
Morgan Stanley Capital I
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049	69,000	68,608
Ser. 07-HQ11, Class A4,
5.447s, 2044	2,065,000	2,048,464
Ser. 05-HQ6, Class A4A,
4.989s, 2042	65,000	63,904
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.419s, 2036	856,727	12,985
Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1,
5.242s, 2035	5,973,311	5,942,369
Ser. 04-20, Class 1A2,
5.044s, 2035	380,037	379,809

COLLATERALIZED MORTGAGE OBLIGATIONS (39.6%)* continued

	Principal amount	Value

Wells Fargo Mortgage Backed
Securities Trust
Ser. 05-AR2, Class 2A1,
4.545s, 2035	$3,802,265	$3,729,487
Ser. 04-R, Class 2A1, 4.362s, 2034	3,883,496	3,808,254
Ser. 05-AR9, Class 1A2,
4.353s, 2035	168,778	165,076

Total collateralized mortgage obligations
(cost $425,684,846)		$436,520,216

PURCHASED OPTIONS OUTSTANDING (6.5%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.38%
versus the three
month USD-LIBOR-BBA
maturing on	Sep-08/
September 30, 2018.	5.380	$ 53,578,000	$ 1,643,237
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a
fixed rate of 5.38%
versus the three
month USD-LIBOR-BBA
maturing on	Sep-08/
September 30, 2018.	5.380	53,578,000	1,322,305
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate swap
of 5.775% versus the
three month
USD-LIBOR-BBA
maturing	Jun-08/
July 1, 2018.	5.775	115,896,000	5,566,485
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on	Apr-09/
April 08, 2019.	5.315	150,979,000	5,341,637

PURCHASED OPTIONS OUTSTANDING (6.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Goldman
Sachs International for the
right to pay a fixed
rate swap of 5.325%
versus the three month
USD-LIBOR-BBA	Apr-09/
maturing April 08, 2019.	5.325	$150,979,000	$5,284,265
Option on an interest
rate swap with
Deutschbank for
the right to pay a
fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA	Apr-09/
maturing April 16, 2019.	5.385	156,847,000	5,180,656
Option on an interest
rate swap with
Deutschbank for
the right to receive
a fixed rate swap
of 5.385% versus the
three month
USD-LIBOR-BBA	Apr-09/
maturing April 16, 2019.	5.385	156,847,000	5,174,383
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate swap
of 5.325% versus the
three month
USD-LIBOR-BBA	Apr-09/
maturing April 08, 2019.	5.325	150,979,000	4,662,232
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.315%
versus the three month
USD-LIBOR-BBA
maturing on	Apr-09/
April 08, 2019.	5.315	150,979,000	4,610,899
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a
fixed rate of 5.685%
versus the three month
USD-LIBOR-BBA
maturing on	Jul-08/
July 7, 2018.	5.685	52,988,000	2,290,671

PURCHASED OPTIONS OUTSTANDING (6.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 8, 2018.	5.235	$59,698,000	$1,349,175
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.235%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 08, 2018.	5.235	59,698,000	1,311,565
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate swap
of 5.775% versus
the three month
USD-LIBOR-BBA	Jun-08/
maturing July 1, 2018.	5.775	115,896,000	1,123,032
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate swap
of 4.965% versus
the three month
USD-LIBOR-BBA	Apr-08/
maturing April 29, 2013.	4.965	56,000,000	834,400
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate swap of 4.965%
versus the three month
USD-LIBOR-BBA	Apr-08/
maturing April 29, 2013.	4.965	56,000,000	684,320
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.175% versus
the three month
USD-LIBOR-BBA
maturing on	Apr-08/
April 29, 2018.	5.175	28,000,000	679,840

PURCHASED OPTIONS OUTSTANDING (6.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to pay a fixed
rate of 5.685% versus
the three month
USD-LIBOR-BBA
maturing on	Jul-08/
July 7, 2018.	5.685	$52,988,000	$628,968
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.175%
versus the three
month USD-LIBOR-BBA
maturing on	Apr-08/
April 29, 2018.	5.175	28,000,000	547,960
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.198	9,104,000	222,684
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.22% versus the
three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.22	9,104,000	214,308
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.22	9,104,000	196,828
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.1975%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.198	9,104,000	189,727

PURCHASED OPTIONS OUTSTANDING (6.5%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.115% versus
the three month
USD-LIBOR-BBA
maturing on	Jan-08/
January 9, 2018.	5.115	$708,762,000	$14,097,276
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a fixed
rate of 5.115% versus
the three month
USD-LIBOR-BBA
maturing on	Jan-08/
January 9, 2018.	5.115	708,762,000	8,859,525

Total purchased options outstanding
(cost $72,324,766)			$72,016,378

ASSET-BACKED SECURITIES (2.0%)*

	Principal amount	Value

Ace Securities Corp. FRB
Ser. 06-HE3, Class A2C,
5.281s, 2036	$ 32,000	$ 30,612
Argent Securities, Inc. FRB
Ser. 06-W4, Class A2C,
5.291s, 2036	100,000	97,000
Bear Stearns Asset Backed
Securities Trust IFB Ser. 07-AC5,
Class A6, IO, 1.419s, 2037	7,241,711	289,668
Citigroup Mortgage Loan
Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 1.519s, 2037	3,351,443	132,382
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
0.621s, 2035	34,342,169	1,198,831
IFB Ser. 05-R2, Class 1AS, IO,
0.241s, 2035	29,455,638	1,005,587
FHLMC Structured Pass Through
Securities IFB Ser. T-56,
Class 2ASI, IO, 2.969s, 2043	1,107,801	96,586
Fremont Home Loan Trust FRB
Ser. 06-2, Class 2A3, 5.301s, 2036	98,000	95,060
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.281s, 2036	146,000	139,351
Lehman XS Trust
FRB Ser. 07-6, Class 2A1,
5.341s, 2037 (F)	388,406	378,705
IFB Ser. 07-3, Class 4B, IO,
1.559s, 2037	3,162,534	177,012

ASSET-BACKED SECURITIES (2.0%)* continued

	Principal amount	Value

Long Beach Mortgage Loan Trust FRB
Ser. 06-1, Class 2A3, 5.321s, 2036	$45,000	$ 43,650
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-RZ2, Class A2,
5.301s, 2036	4,132,000	4,090,680
FRB Ser. 07-RZ1, Class A2,
5.291s, 2037	49,000	46,290
Securitized Asset Backed
Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 5.271s, 2037	46,000	44,620
Soundview Home Equity Loan Trust
FRB Ser. 06-3, Class A3,
5.291s, 2036	147,000	141,981
Structured Adjustable Rate
Mortgage Loan Trust FRB
Ser. 07-8, Class 1A2,
6 1/4s, 2037	8,366,968	8,343,540
Structured Asset Securities Corp.
Ser. 07-4, Class 1A4, IO, 1s, 2037	49,178,196	1,553,628
Ser. 07-4, Class 1A3, IO,
1.121s, 2037	49,178,196	2,257,961
Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
0.489s, 2037	7,286,260	235,154
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1,
5.211s, 2037	2,107,306	2,085,312

Total asset-backed securities (cost $21,511,431)		$ 22,483,610

SHORT-TERM INVESTMENTS (4.8%)*

	Principal amount/shares	Value

Interest in $100,000,000 joint
tri-party repurchase agreement
dated September 28, 2007
with Bank of America Sec, LLC due
October 1, 2007 with respect
to various U.S. Government
obligations — maturity value
of $6,566,790 for an effective
yield of 5.10% (collateralized by
Fannie Mae securities with coupon
rates of 5.0% and due dates
of October 1, 2035, valued at
$102,000,000)	$6,564,000	$ 6,564,000
Putnam Prime Money Market Fund (e)	43,602,267	43,602,267
U.S. Treasury Bills for an effective yield
of 3.89%, March 27, 2008 #	3,102,000	3,042,321

Total short-term investments (cost $53,208,588)		$ 53,208,588

TOTAL INVESTMENTS
Total investments (cost $1,373,421,228)		$ 1,386,339,955

* Percentages indicated are based on net assets of $1,101,612,862.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2007.

## Forward commitments (Note 1).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At September 30, 2007, liquid assets totaling $23,686,214 have been designated as collateral for open forward commitments and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at September 30, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2007.

FUTURES CONTRACTS OUTSTANDING at 9/30/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	1,032	$246,338,400	Mar-08	$ 874,393
Euro-Dollar 90 day (Long)	712	169,803,100	Sep-09	292,763
Euro-Dollar 90 day (Short)	1,160	277,312,500	Jun-08	(1,026,180)
Euro-Dollar 90 day (Short)	2,311	552,848,975	Sep-08	(1,994,492)
U.S. Treasury Bond 20 yr (Long)	1,094	121,810,063	Dec-07	202,316
U.S. Treasury Note 10 yr (Short)	1,050	114,745,313	Dec-07	(696,318)
U.S. Treasury Note 2 yr (Long)	164	33,955,688	Dec-07	4,817
U.S. Treasury Note 5 yr (Short)	2,378	254,520,313	Dec-07	549,920

Total				$(1,792,781)

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $75,232,905)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.84% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	$140,931,000	Jun-08/5.840	$ 7,283,314
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.835% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	42,279,000	Jun-08/5.835	2,172,718
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.84% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	140,931,000	Jun-08/5.840	1,127,448
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.835% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	42,279,000	Jun-08/5.835	341,614
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 5.89% versus the three month USD-LIBOR-BBA maturing on July 15, 2019.	139,701,000	Jul-09/5.890	7,479,592
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 5.89% versus the three month USD-LIBOR-BBA maturing on July 15, 2019.	139,701,000	Jul-09/5.890	2,866,665
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.385% versus the three month USD-LIBOR-BBA
maturing August 28, 2018.	80,954,000	Aug-08/5.385	2,479,216
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.385% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	80,954,000	Aug-08/5.385	1,851,904
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate
of 5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.	23,590,000	May-08/5.700	1,025,221
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.35% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	32,382,000	Aug-08/5.350	946,364
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.35% versus the three month USD-LIBOR-BBA
maturing August 28, 2018.	32,382,000	Aug-08/5.350	779,629
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	24,625,000	Mar-08/5.225	475,755
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	24,625,000	Mar-08/5.225	473,293

WRITTEN OPTIONS OUTSTANDING at 9/30/07 (premiums received $75,232,905) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed
rate of 5.7% versus the three month USD-LIBOR-BBA maturing on May 14, 2018.	$ 23,590,000	May-08/5.700	$ 216,792
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.905% versus the three month USD-LIBOR-BBA
maturing December 17, 2017.	249,755,000	Dec-07/5.905	13,636,622
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.395% versus the three month USD-LIBOR-BBA maturing on
August 28, 2018.	256,198,000	Aug-08/5.395	7,901,146
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.395% versus the three month USD-LIBOR-BBA maturing on
August 28, 2018.	256,198,000	Aug-08/5.395	5,800,323
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.905% versus the three month USD-LIBOR-BBA
maturing December 17, 2017.	249,755,000	Dec-07/5.905	227,277
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.32% versus the three month USD-LIBOR-BBA maturing on
January 9, 2022.	349,396,000	Jan-12/5.320	20,006,415
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.32% versus the three month USD-LIBOR-BBA maturing on
January 9, 2022.	349,396,000	Jan-12/5.320	12,245,631

Total			$89,336,939

TBA SALE COMMITMENTS OUTSTANDING at 9/30/07 (proceeds receivable $227,573,417)

	Principal	Settlement
	amount	date	Value

FNMA, 6 1/2s, October 1, 2037	$ 18,700,000	10/11/07	$ 19,038,938
FNMA, 6s, October 1, 2037	4,700,000	10/11/07	4,707,344
FNMA, 5 1/2s, October 1, 2037	2,938,000	10/11/07	2,879,240
FNMA, 5s, October 1, 2037	25,800,000	10/11/07	24,622,875
GNMA, 6 1/2s, October 1, 2037	172,400,000	10/18/07	176,225,124

Total			$227,473,521

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 18,410,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	$ (833,861)

2,440,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	(30,840)

47,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(47,567)

216,472,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	322,137

Citibank, N.A.
106,930,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,559,277)

116,000,000	6/28/15	3 month USD-LIBOR-BBA	4.335%	(4,224,388)

Credit Suisse International
3,615,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	12,119

162,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(1,105)

Goldman Sachs International
186,035,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(2,815,769)

58,520,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	291,820

6,216,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	32,125

3,833,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(169,551)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
$ 2,279,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	$ (57,341)

43,721,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	(277,640)

194,190,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(3,094,418)

41,262,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(527,288)

22,088,400	9/21/17	5.149%	3 month USD-LIBOR-BBA	89,559

79,332,400	9/21/09	3 month USD-LIBOR-BBA	4.60%	(95,761)

46,397,900	9/19/09	3 month USD-LIBOR-BBA	4.763%	44,163

JPMorgan Chase Bank, N.A.
43,597,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	(249,908)

5,317,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(21,584)

5,984,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	29,509

23,614,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(133,944)

91,000,000	10/16/16	5.3345%	3 month USD-LIBOR-BBA	(2,343,311)

2,474,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(22,524)

55,104,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	337,977

51,620,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(953,407)

6,078,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(176,619)

37,100,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(602,086)

139,397,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	2,485,036

193,694,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(3,099,696)

77,841,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(1,661,883)

43,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	38,117

314,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(1,369)

20,070,000	9/11/27	5.27%	3 month USD-LIBOR-BBA	398,646

48,000,000	9/11/09	3 month USD-LIBOR-BBA	4.643%	(87,413)

26,000,000	9/11/17	3 month USD-LIBOR-BBA	5.01%	(422,901)

44,780,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(2,297,786)

10,700,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	580,298

22,088,400	9/21/17	5.15%	3 month USD-LIBOR-BBA	88,007

79,332,400	9/21/09	3 month USD-LIBOR-BBA	4.6125%	(77,239)

Lehman Brothers Special Financing, Inc.
21,188,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(488,782)

163,933,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(4,933,758)

5,083,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(128,034)

5,083,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	129,004

12,645,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	218,295

12,645,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(217,385)

58,175,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(124,068)

187,183,000	2/1/17	3 month USD-LIBOR-BBA	5.08%	(1,336,649)

25,379,298	8/29/09	5.005%	3 month USD-LIBOR-BBA	(133,040)

45,683,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(243,422)

6,247,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(55,104)

156,600,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	636,830

104,408,000	6/14/17	3 month USD-LIBOR-BBA	5.8725%	6,883,748

66,070,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(767,658)

91,078,000	9/13/17	5.0275%	3 month USD-LIBOR-BBA	1,336,826

1,578,257	8/29/17	3 month USD-LIBOR-BBA	5.32%	13,923

87,588,000	8/31/09	3 month USD-LIBOR-BBA	4.89%	281,963

22,088,400	9/24/17	5.285%	3 month USD-LIBOR-BBA	(144,338)

87,588,000	9/4/09	3 month USD-LIBOR-BBA	4.836%	172,641

18,503,000	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(41,626)

95,014,000	9/11/09	3 month USD-LIBOR-BBA	4.6525%	(155,427)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 18,503,000	8/31/27	5.4925%	3 month USD-LIBOR-BBA	$ (149,838)

126,191,000	6/12/17	3 month USD-LIBOR-BBA	5.717%	6,786,631

30,932,000	9/19/09	3 month USD-LIBOR-BBA	4.755%	24,720

79,332,400	9/24/09	3 month USD-LIBOR-BBA	4.695%	53,939

Morgan Stanley Capital Services, Inc.
2,065,000	2/20/17	5.19%	3 month USD-LIBOR-BBA	(940)

107,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(443)

Total				$(13,518,955)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,329,818,961)	$1,342,737,688
Affiliated issuers (identified cost $43,602,267) (Note 5)	43,602,267

Interest and other receivables	5,591,828

Receivable for shares of the fund sold	490,653

Receivable for securities sold	69,474,125

Receivable for sales of delayed delivery securities (Note 1)	228,184,508

Receivable for Manager (Note 2)	35,232

Unrealized appreciation on swap contracts (Note 1)	21,288,033

Receivable for variation margin (Note 1)	352,513

Total assets	1,711,756,847

LIABILITIES

Payable to custodian (Note 2)	3,970,536

Payable for securities purchased	22,453,552

Payable for purchases of delayed delivery securities (Note 1)	223,344,919

Payable for shares of the fund repurchased	2,571,913

Payable for compensation of Manager (Notes 2 and 5)	1,303,001

Payable for investor servicing (Note 2)	255,757

Payable for Trustee compensation and expenses (Note 2)	305,775

Payable for administrative services (Note 2)	2,104

Payable for distribution fees (Note 2)	706,589

Payable for closed swap contracts (Note 1)	3,379,092

Written options outstanding, at value (premiums received $75,232,905) (Notes 1 and 3)	89,336,939

Unrealized depreciation on swap contracts (Note 1)	34,806,988

TBA sales commitments, at value (proceeds receivable $227,573,417) (Note 1)	227,473,521

Other accrued expenses	233,299

Total liabilities	610,143,985

Net assets	$1,101,612,862

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,135,581,493

Undistributed net investment income (Note 1)	18,419,564

Accumulated net realized loss on investments (Note 1)	(35,991,048)

Net unrealized depreciation of investments	(16,397,147)

Total — Representing net assets applicable to capital shares outstanding	$1,101,612,862

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($968,106,153 divided by 73,532,096 shares)	$13.17

Offering price per class A share (100/96.25 of $13.17)*	$13.68

Net asset value and offering price per class B share ($84,145,990 divided by 6,425,728 shares)**	$13.10

Net asset value and offering price per class C share ($16,712,624 divided by 1,271,221 shares)**	$13.15

Net asset value and redemption price per class M share ($27,563,032 divided by 2,094,472 shares)	$13.16

Offering price per class M share (100/96.75 of $13.16)***	$13.60

Net asset value, offering price and redemption price per class R share ($627,053 divided by 47,657 shares)	$13.16

Net asset value, offering price and redemption price per class Y share ($4,458,010 divided by 339,500 shares)	$13.13

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

INVESTMENT INCOME

Interest (including interest income of $1,338,476 from investments in affiliated issuers) (Note 5)	$62,092,029

EXPENSES

Compensation of Manager (Note 2)	5,928,413

Investor servicing fees (Note 2)	1,800,651

Custodian fees (Note 2)	342,774

Trustee compensation and expenses (Note 2)	63,979

Administrative services (Note 2)	32,517

Distribution fees — Class A (Note 2)	2,523,145

Distribution fees — Class B (Note 2)	1,063,360

Distribution fees — Class C (Note 2)	150,056

Distribution fees — Class M (Note 2)	145,216

Distribution fees — Class R (Note 2)	2,651

Other	545,880

Non-recurring costs (Notes 2 and 6)	706

Costs assumed by Manager (Notes 2 and 6)	(706)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(144,017)

Total expenses	12,454,625

Expense reduction (Note 2)	(245,682)

Net expenses	12,208,943

Net investment income	49,883,086

Net realized loss on investments (Notes 1 and 3)	(3,307,983)

Net realized gain on swap contracts (Note 1)	4,772,986

Net realized gain on futures contracts (Note 1)	3,753,093

Net realized gain on written options (Notes 1 and 3)	13,432,145

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(8,589,486)

Net gain on investments	10,060,755

Net increase in net assets resulting from operations	$59,943,841

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06

Operations:
Net investment income	$ 49,883,086	$ 53,748,068

Net realized gain (loss) on investments	18,650,241	(13,948,190)

Net unrealized appreciation (depreciation) of investments	(8,589,486)	368,027

Net increase in net assets resulting from operations	59,943,841	40,167,905

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(42,302,837)	(47,298,662)

Class B	(3,666,625)	(5,565,388)

Class C	(515,157)	(607,224)

Class M	(1,140,914)	(1,379,115)

Class R	(20,982)	(12,108)

Class Y	(195,659)	(257,515)

Redemption fees (Note 1)	6,485	5,292

Decrease from capital share transactions (Note 4)	(163,528,008)	(264,731,437)

Total decrease in net assets	(151,419,856)	(279,678,252)

NET ASSETS

Beginning of year	1,253,032,718	1,532,710,970

End of year (including undistributed net investment income of $18,419,564 and $11,098,476, respectively)	$1,101,612,862	$1,253,032,718

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
September 30, 2007	$13.03	.57(d)	.12	.69	(.55)	(.55)	—(e)	$13.17	5.41	$968,106	.99(d)	4.37(d)	252.54(g)
September 30, 2006	13.15	.52	(.10)	.42	(.54)	(.54)	—(e)	13.03	3.30	1,068,197	.94(f)	4.02(f)	579.42(g)
September 30, 2005	13.24	.37	(.05)	.32	(.41)	(.41)	—(e)	13.15	2.43	1,255,038.94		2.83	781.82(g)
September 30, 2004	13.20	.42	(.06)	.36	(.32)	(.32)	—(e)	13.24	2.81	1,441,252.94		3.24	198.47(g)
September 30, 2003	13.22	.28	.05	.33	(.35)	(.35)	—	13.20	2.52	2,022,134.88		2.12	331.95(h)

CLASS B
September 30, 2007	$12.96	.47(d)	.12	.59	(.45)	(.45)	—(e)	$13.10	4.63	$84,146	1.74(d)	3.62(d)	252.54(g)
September 30, 2006	13.08	.42	(.10)	.32	(.44)	(.44)	—(e)	12.96	2.52	132,827	1.69(f)	3.29(f)	579.42(g)
September 30, 2005	13.17	.27	(.05)	.22	(.31)	(.31)	—(e)	13.08	1.64	205,275	1.69	2.07	781.82(g)
September 30, 2004	13.12	.32	(.05)	.27	(.22)	(.22)	—(e)	13.17	2.12	297,159	1.69	2.46	198.47(g)
September 30, 2003	13.15	.18	.04	.22	(.25)	(.25)	—	13.12	1.67	529,386	1.63	1.38	331.95(h)

CLASS C
September 30, 2007	$13.01	.47(d)	.12	.59	(.45)	(.45)	—(e)	$13.15	4.62	$16,713	1.74(d)	3.62(d)	252.54(g)
September 30, 2006	13.13	.43	(.11)	.32	(.44)	(.44)	—(e)	13.01	2.50	15,985	1.69(f)	3.28(f)	579.42(g)
September 30, 2005	13.22	.27	(.05)	.22	(.31)	(.31)	—(e)	13.13	1.64	19,784	1.69	2.08	781.82(g)
September 30, 2004	13.17	.32	(.05)	.27	(.22)	(.22)	—(e)	13.22	2.08	26,181	1.69	2.44	198.47(g)
September 30, 2003	13.20	.18	.04	.22	(.25)	(.25)	—	13.17	1.70	53,235	1.63	1.34	331.95(h)

CLASS M
September 30, 2007	$13.02	.54(d)	.11	.65	(.51)	(.51)	—(e)	$13.16	5.12	$27,563	1.24(d)	4.12(d)	252.54(g)
September 30, 2006	13.13	.49	(.10)	.39	(.50)	(.50)	—(e)	13.02	3.10	31,087	1.19(f)	3.78(f)	579.42(g)
September 30, 2005	13.23	.34	(.07)	.27	(.37)	(.37)	—(e)	13.13	2.08	39,845	1.19	2.58	781.82(g)
September 30, 2004	13.18	.39	(.05)	.34	(.29)	(.29)	—(e)	13.23	2.61	50,649	1.19	2.99	198.47(g)
September 30, 2003	13.20	.27	.02	.29	(.31)	(.31)	—	13.18	2.25	73,355	1.13	2.03	331.95(h)

CLASS R
September 30, 2007	$13.02	.54(d)	.12	.66	(.52)	(.52)	—(e)	$13.16	5.16	$627	1.24(d)	4.12(d)	252.54(g)
September 30, 2006	13.14	.48	(.09)	.39	(.51)	(.51)	—(e)	13.02	3.04	396	1.19(f)	3.73(f)	579.42(g)
September 30, 2005	13.24	.35	(.07)	.28	(.38)	(.38)	—(e)	13.14	2.14	166	1.19	2.60	781.82(g)
September 30, 2004	13.20	.39	(.06)	.33	(.29)	(.29)	—(e)	13.24	2.54	44	1.19	2.98	198.47(g)
September 30, 2003†	13.22	.18	(.02)	.16	(.18)	(.18)	—	13.20	1.23*	1	.78*	1.30*	331.95(h)

CLASS Y
September 30, 2007	$13.00	.60(d)	.11	.71	(.58)	(.58)	—(e)	$13.13	5.64	$4,458	.74(d)	4.62(d)	252.54(g)
September 30, 2006	13.12	.55	(.09)	.46	(.58)	(.58)	—(e)	13.00	3.60	4,542	.69(f)	4.23(f)	579.42(g)
September 30, 2005	13.22	.40	(.06)	.34	(.44)	(.44)	—(e)	13.12	2.64	12,603.69		3.05	781.82(g)
September 30, 2004	13.18	.46	(.06)	.40	(.36)	(.36)	—(e)	13.22	3.09	26,829.69		3.45	198.47(g)
September 30, 2003	13.21	.31	.04	.35	(.38)	(.38)	—	13.18	2.73	52,590.63		2.39	331.95(h)

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitations and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

September 30, 2007	0.01%

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended September 30, 2006.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of the issuing U.S. government agency.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the coun-terparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securitiesThe fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

J) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $36,213,959 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$22,267,305	September 30, 2009

13,946,654	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2008, $521,066 of losses recognized during the period November 1, 2006 to September 30, 2007.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, unrealized gains and losses on certain futures contracts, interest only securities, and swaps. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, the fund reclassified $5,280,176 to increase undistributed net investment income and $80,070 to decrease paid-in-capital, with an increase to accumulated net realized losses of $5,200,106.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Unrealized appreciation	$ 17,652,076
Unrealized depreciation	(5,803,510)
———————————————
Net unrealized appreciation	11,848,566
Undistributed ordinary income	13,754,695
Capital loss carryforward	(36,213,959)
Post-October loss	(521,066)
Cost for federal income tax purposes	$1,374,491,389

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2007, Putnam Management waived $122,629 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended September 30, 2007, Putnam Management has assumed $706 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

In October 2007, Putnam Management agreed to and did reimburse the fund in the amount of $1,946,961 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2007, the fund incurred $2,071,788 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2007, the fund’s expenses were reduced by $245,682 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $468, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a

Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $27,213 and $3,351 from the sale of class A and class M shares, respectively, and received $122,664 and $1,321 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received $8 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $2,141,059,450 and $1,772,584,861, respectively.

Written option transactions during the year ended September 30, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 560,356,000	$ 16,631,550

Options opened	2,583,192,583	72,101,273
Options exercised	—	—
Options expired	(89,560,000)	(3,463,733)
Options closed	(374,366,583)	(10,036,185)

Written options outstanding
at end of year	$2,679,622,000	$ 75,232,905

Note 4: Capital shares

At September 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/07:
Shares sold	7,522,436	$ 98,198,517

Shares issued in connection with
reinvestment of distributions	2,670,274	34,760,524

	10,192,710	132,959,041

Shares repurchased	(18,666,904)	(243,608,170)

Net decrease	(8,474,194)	$(110,649,129)

Year ended 9/30/06:
Shares sold	6,951,096	$ 90,217,871

Shares issued in connection with
reinvestment of distributions	2,984,665	38,543,144

	9,935,761	128,761,015

Shares repurchased	(23,381,549)	(303,447,283)

Net decrease	(13,445,788)	$(174,686,268)

CLASS B	Shares	Amount

Year ended 9/30/07:
Shares sold	611,325	$ 7,938,334

Shares issued in connection with
reinvestment of distributions	243,819	3,158,599

	855,144	11,096,933

Shares repurchased	(4,681,450)	(60,799,676)

Net decrease	(3,826,306)	$(49,702,743)

Year ended 9/30/06:
Shares sold	904,650	$ 11,655,303

Shares issued in connection with
reinvestment of distributions	369,142	4,742,349

	1,273,792	16,397,652

Shares repurchased	(6,718,001)	(86,748,022)

Net decrease	(5,444,209)	$(70,350,370)

CLASS C	Shares	Amount

Year ended 9/30/07:
Shares sold	377,398	$ 4,921,471

Shares issued in connection with
reinvestment of distributions	30,334	394,493

	407,732	5,315,964

Shares repurchased	(365,494)	(4,761,466)

Net increase	42,238	$ 554,498

Year ended 9/30/06:
Shares sold	203,962	$ 2,641,808

Shares issued in connection with
reinvestment of distributions	37,978	489,556

	241,940	3,131,364

Shares repurchased	(520,234)	(6,721,882)

Net decrease	(278,294)	$(3,590,518)

CLASS M	Shares	Amount
Year ended 9/30/07:
Shares sold	117,122	$ 1,528,045

Shares issued in connection with
reinvestment of distributions	13,810	179,738

	130,932	1,707,783

Shares repurchased	(424,856)	(5,535,878)

Net decrease	(293,924)	$ (3,828,095)

Year ended 9/30/06:
Shares sold	569,285	$ 7,395,576

Shares issued in connection with
reinvestment of distributions	21,500	268,139

	590,785	7,663,715

Shares repurchased	(1,236,078)	(16,043,692)

Net decrease	(645,293)	$ (8,379,977)

Class R	Shares	Amount
Year ended 9/30/07:
Shares sold	26,436	$ 344,828

Shares issued in connection with
reinvestment of distributions	1,612	20,976

	28,048	365,804

Shares repurchased	(10,795)	(140,767)

Net increase	17,253	$ 225,037

Year ended 9/30/06:
Shares sold	20,357	$ 264,831

Shares issued in connection with
reinvestment of distributions	940	12,108

	21,297	276,939

Shares repurchased	(3,541)	(45,947)

Net increase	17,756	$ 230,992

CLASS Y	Shares	Amount

Year ended 9/30/07:
Shares sold	52,842	$ 688,357

Shares issued in connection with
reinvestment of distributions	15,069	195,659

	67,911	884,016

Shares repurchased	(77,904)	(1,011,592)

Net decrease	(9,993)	$ (127,576)

Year ended 9/30/06:
Shares sold	87,956	$ 1,130,540

Shares issued in connection with
reinvestment of distributions	19,953	257,515

	107,909	1,388,055

Shares repurchased	(718,848)	(9,343,351)

Net decrease	(610,939)	$(7,955,296)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2007, management fees paid were reduced by $21,388 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,338,476 for the year ended September 30, 2007. During the year ended September 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $180,745,641 and $137,143,374, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Acquisition of Putnam Limited Duration Government Income Fund

On November 12, 2007, the fund acquired Putnam Limited Duration Government Income Fund's net assets in a tax-free exchange approved by the Trustees and Putnam Limited Duration Government Income Fund’s shareholders.

Federal tax information
(unaudited)

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

49,551,130	2,286,476	2,898,403

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring,  environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens is a Director of TransCanadaPipelines, Ltd.  (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal Executive	and Assistant Clerk
Marketing Services	Officer, Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN038 247894 11/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$85,073	$15,818*	$4,050	$-
September 30, 2006	$67,922**	$--	$3,485	$ 857

* Fees billed to the fund for services relating to a fund merger.

** Includes fees of $12,837 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2006. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2007and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $19,868 and $4,342 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ -	$ -	$ -
September 30,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007